SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 1, 2009

MARQUEE HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-33344 (Commission File Number)	77-0642885 (I.R.S. Employer Identification Number)

920 Main Street, Kansas City, Missouri 64105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (816) 221-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)   On October 1, 2009, the Audit Committee of the Board of Directors (the “Audit Committee”) of Marquee Holdings Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm effective immediately.

With respect to PwC and its service as the Company’s independent registered public accounting firm, during the fiscal years ended April 3, 2008 and April 2, 2009 (“Fiscal Years 2009 and 2008”), and through October 1, 2009:

•                                          PwC’s reports on the Company’s consolidated financial statements for Fiscal Years 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principle.

•                                          There were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused PwC to make a reference to the subject matter of the disagreement(s) in connection with their reports on the financial statements of the Company for such years.

•                                          There were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the above disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of PwC’s letter dated October 2, 2009, is attached as Exhibit 16.1 hereto.

(b)         The Audit Committee of the Company has conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending April 1, 2010. On October 1, 2009, the Company approved the engagement of KPMG LLP (“KPMG”) as its independent registered public accounting firm for the fiscal year ending April 1, 2010 subject to completion of normal client acceptance procedures. In deciding to engage KPMG, the Audit Committee reviewed auditor independence and existing commercial relationships with KPMG, and concluded that KPMG has no commercial relationship with the Company that would impair its independence. During Fiscal Years 2009 and 2008 and through October 1, 2009, neither the Company nor anyone acting on behalf of the Company, consulted KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits

16.1       Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated October 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARQUEE HOLDINGS INC.

Date: October 2, 2009	By:	/s/ Craig R. Ramsey
Craig R. Ramsey Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated October 2, 2009.